THE GABELLI EQUITY INCOME FUND

                              THIRD QUARTER REPORT

                                JUNE 30, 2002(A)

                                      ----

            MORNINGSTAR RATED(TM) GABELLI EQUITY INCOME FUND 4 STARS
   OVERALL AND FOR THE FIVE- AND TEN-YEAR PERIODS ENDED 06/30/02 AMONG 123 AND
    45 MID-CAP VALUE FUNDS, RESPECTIVELY. THE FUND WAS RATED 3 STARS FOR THE
                             THREE-YEAR PERIOD ENDED
                     06/30/02 AMONG 185 MID-CAP VALUE FUNDS.


TO OUR SHAREHOLDERS,

      Ongoing uncertainty over the strength of the economic and corporate profit recovery, turmoil in the Middle East, renewed fear of terrorism at home, accounting scandals, and revelations about conflicts of interest on Wall Street combined to undermine equities during the past quarter. Higher yielding stocks held up relatively well in the unforgiving stock market. In general, The Gabelli Equity Income Fund's (the "Fund's") investments in industrial, defense, and branded consumer goods companies performed quite respectably. However, our exposure to the media and telecommunications sectors, which comprise about 16% of our Fund, penalized overall returns.


COMPARATIVE RESULTS

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002(A)(B)


                                                    YEAR TO      SINCE
                                        QUARTER       DATE    INCEPTION(C)  10 YEAR   5 YEAR    3 YEAR    1 YEAR
                                        -------     -------   ----------    -------   ------    ------    -------

   Gabelli Equity Income Fund .........  (6.63)%     (2.73)%    12.18%      12.31%    8.18%      2.17%    (5.39)%
   S&P 500 Index ...................... (13.39)%    (13.15)%    10.79%      11.42%    3.67%    (9.17)%   (17.98)%
   Nasdaq Composite Index ............. (20.71)%    (24.98)%     9.10%      10.01%    0.29%   (18.33)%   (32.30)%
   Lipper Equity Income Fund Avg. .....  (9.54)%     (7.00)%     9.96%      10.13%    4.02%    (3.10)%   (10.34)%


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b)  The Fund's fiscal year ends September 30.
(c)  From commencement of investment operations on January 2, 1992.
--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein:
(1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Fund was rated among 185 U.S.-domiciled mid-cap value funds for the last three years, 123 funds for the last five years and 45 funds for the last ten years as of 06/30/02. With respect to these mid-cap value funds, the Fund received a Morningstar rating of 4 stars overall, 3 stars for the three-year and 4 stars for the five and ten-year periods, respectively. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (a)(b)


                                                               Calendar Quarter
                                                  ---------------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                  ----------------------------------------------------------
  2002:   Net Asset Value ....................... $14.91      $13.86        --         --             --
          Total Return ..........................   4.2%       (6.6)%       --         --             --
------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ....................... $14.50      $15.07     $13.88       $14.37        $14.37
          Total Return ..........................  (2.3)%       4.4%      (7.5)%        5.1%         (0.9)%
------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................... $15.86      $15.86     $16.35       $14.91        $14.91
          Total Return ..........................   0.8%        0.8%       3.8%         5.6%         11.3%
------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................... $16.39      $18.26     $17.58       $15.80        $15.80
          Total Return ..........................  (1.5)%      11.7%      (3.4)%        2.8%          9.3%
------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................... $17.70      $17.72     $15.97       $16.70        $16.70
          Total Return ..........................  10.1%        0.5%      (9.7)%       12.7%         12.6%
------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................... $14.27      $16.03     $17.39       $16.12        $16.12
          Total Return ..........................   1.2%       12.7%       8.8%         3.0%         27.9%
------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................... $13.47      $13.54     $13.81       $14.16        $14.16
          Total Return ..........................   5.5%        1.0%       2.5%         8.0%         17.9%
------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................... $11.56      $11.99     $12.65       $12.84        $12.84
          Total Return ..........................   8.5%        4.3%       6.1%         6.9%         28.3%
------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ....................... $11.26      $11.08     $11.54       $10.72        $10.72
          Total Return ..........................  (2.2)%      (0.8)%      4.9%        (0.7)%         1.1%
------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ....................... $11.35      $11.72     $12.15       $11.57        $11.57
          Total Return ..........................   7.4%        3.8%       4.2%         1.5%         17.9%
------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ....................... $10.19      $10.36     $10.40       $10.64        $10.64
          Total Return ..........................   2.4%(b)     2.3%       1.1%         3.7%          9.8%(c)
------------------------------------------------------------------------------------------------------------


               Average Annual Returns - June 30, 2002 (a)
---------------------------------------------------------------

  1 Year ........................................  (5.39)%
  5 Year ........................................    8.18%
  10 Year .......................................   12.31%
  Life of Fund (b) ..............................   12.18%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------


COMMENTARY

THE ECONOMY: STAGGERING AHEAD

      As anticipated, Gross Domestic Product ("GDP") growth has slowed from its torrid pace in the first quarter. This has sparked concern that we may be headed to a double-dip recession. Although recent consumer confidence readings have been disappointing and retail sales somewhat soft, most other economic data indicates the economy will continue to make gradual progress. Industrial production and productivity continue to trend higher. The housing market remains robust. We have even seen some improvement in business spending. Importantly, inflation remains dormant, postponing the need for Federal Reserve Board ("Fed") rate hikes. Longer-term interest rates remain low, providing the cheap capital needed to continue to fuel the economic recovery. We believe full-year 2002 GDP growth will be above the 3% to 3.5% range we expected at the beginning of the year and that capital spending plus a recovery in Europe and Japan in 2003 will help sustain economic growth in the year ahead.

                                                               [GRAPHIC OMITTED]
                                                                GABELLI TRIANGLE


      Investors also appear worried that earnings will continue to disappoint in the coming quarters. We believe profits will be up sharply this year as a result of the economic expansion, increased productivity, cost cutting, financial re-engineering, and big decline in the "everything including the kitchen sink" write-offs taken in 2001. Financial Accounting Standards Board ("FASB") Rule 142, which does not require companies to amortize goodwill, will also help earnings for many companies. In addition, a gradual weakening of the dollar will boost profits for the large U.S.-based multinationals in the S&P 500 Index. Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

THE MARKET: NO NEWS WOULD BE GOOD NEWS INDEED

      In addition to mixed signals on the economy and uncertainty over corporate profits, investors have had to cope with disturbing geopolitical events (violence in the Middle East, and Pakistan and India's confrontation over Kashmir), renewed concern about terrorism at home and abroad, and much-publicized scandals in corporate America and on Wall Street. If the U.S.'s intense diplomatic efforts to end the escalating cycle of violence in the Middle East are successful and our intelligence services continue to make progress tracking down and capturing terrorists, investors should refocus their attention on improving economic and stock market fundamentals.

      We expect to continue to see some fallout from the Enron/Arthur Andersen and "WorldCon" debacles, with any company suspected of accounting chicanery being punished severely. We may also see more headlines on Wall Street improprieties (real and imagined) as state and local authorities expand their investigations. After some time, however, we believe this will become back page news, rather than the kind of headlines that distract investors' attention from the brightening economic outlook and better corporate earnings.

      We can't predict precisely when the stock market will turn around, but we sense we are near the bottom. If the economy continues to chug along and earnings are as good as we anticipate, the market should right itself before year-end. We expect investors to continue to favor value over growth and to show their appreciation for dividend paying stocks.

BACK TO BASICS

      In an economic dynamic and stock market turmoil like this we want to go back to basics. The stock market is a function of several inter-related elements:

      o Earnings/Economy

      o Inflation/Interest Rates

      o Mr. Market/Psychology

DOUBLE-DIGIT RETURNS - ARE THEY ACHIEVABLE?

      Many corporate sponsors (public companies tied to liabilities with plan assets) have made certain assumptions about inflation. In the 1990s, stocks returned 18.2% and in the 1980s, 17.5%. Those lofty returns were not sustainable and the past couple years have proved that premise. Expectations for returns in the future should be more in line with the historical numbers. 9% to 9.5% is the number that most have migrated to over the past several years. Is this sustainable? What portfolio mix is necessary to achieve these results if rates on fixed income instruments are under 6%? To help guide us on a going-forward basis, below is a road map of returns over the last seventy-five years prepared by Ibbotson Associates, a data services firm that provides historical research information.

      Chart I compares the returns by decade of three separate asset classes and the rate of inflation. The "Stocks" category consists of the S&P 500 Composite Index with dividends reinvested. The "Bonds" consist of Long-Term Government Bonds with a maturity of 20 years. The "Bills" represent the total return of 30-day Treasury bills. "Inflation" reflects the Consumer Price Index of all Urban consumers and is not seasonally adjusted.


--------------------------------------------------------------------------------
                         CHART I: A CENTURY OF INVESTING
                        COMPOUNDED ANNUAL RATES OF RETURN

                       STOCKS         BONDS         BILLS     INFLATION
                      -------        -------       ------     ---------
         02 (YTD)      -13.2%         3.6%          0.9%         1.8%
         01            -11.9          3.6           4.1          2.0
         00             -9.1         21.5           5.9          3.4

         90's           18.2          8.8           4.9          2.9
         80's           17.5         12.6           8.9          5.1
         70's            5.9          5.5           6.3          7.4
         60's            7.8          1.4           3.9          2.5
         50's           19.4         -0.1           1.9          2.2
         40's            9.2          3.2           0.4          5.4
         30's            0.0          4.9           0.6         -2.0
                        ----         ----           ---         ----
         1926-2002      10.6%         5.9%          3.8%         3.0%

         Source: Ibbotson Associates as of 6/30/2002
--------------------------------------------------------------------------------

      Chart II details returns on the S&P 500 Index. Note the number of declines.

                              S&P 500 TOTAL RETURNS
            ------------------------------------------------------------
            YEAR           TOTAL RETURNS      YEAR         TOTAL RETURNS
            1926               11.6%          1964             16.5%
            1927               37.5           1965             12.5
            1928               43.6           1966            -10.1
            ----------------------
            1929               -8.4           1967             24.0
            1930              -24.9           1968             11.1
            1931              -43.3           1969             -8.5
            1932               -8.2           1970              4.0
            ----------------------
            1933               54.0           1971             14.3
            1934               -1.4           1972             19.0
                                              ---------------------
            1935               47.7           1973            -14.7
            1936               33.9           1974            -26.5
                                              ---------------------
            1937              -35.0           1975             37.2
            1938               31.1           1976             23.8
            ----------------------
            1939               -0.4           1977             -7.2
            1940               -9.8           1978              6.6
            1941              -11.6           1979             18.4
            ----------------------
            1942               20.3           1980             32.4
            1943               25.9           1981             -4.9
            1944               19.8           1982             21.4
            1945               36.4           1983             22.5
            1946               -8.1           1984              6.3
            1947                5.7           1985             32.2
            1948                5.5           1986             18.5
            1949               18.8           1987              5.2
            1950               31.7           1988             16.8
            1951               24.0           1989             31.5
            1952               18.4           1990             -3.2
            1953               -1.0           1991             30.6
            1954               52.6           1992              7.7
            1955               31.6           1993             10.0
            1956                6.6           1994              1.3
            1957              -10.8           1995             37.4
            1958               43.3           1996             23.1
            1959               12.0           1997             33.4
            1960                0.1           1998             28.6
            1961               26.9           1999             21.0
                                              ---------------------
            1962               -8.7           2000             -9.1
            1963               22.8           2001            -11.9
                                              ---------------------
-------------------------------------------------------------------
ONLY TWICE HAS
THE S&P 500
HAD TOTAL  RETURN
DOWN THREE OR
MORE YEARS.  IT
LOOKS LIKE WE'RE
POISED FOR THE THIRD.

SOURCE: ISI GROUP


      The good news -- note the results in the following year. As we have said in our previous shareholder reports, we believe that the economy in the decade of the aughts will grow at 3% to 3.5% and that inflation will be about 3% (Don't get concerned with our country's ability to deal with guns and Guccis). As a result, the overall markets should return 6% to 8% to investors. We believe that the Equity Income Fund will be able to continue to generate double-digit returns.

CORPORATE GOVERNANCE

      It has become fashionable for institutional investors to talk about corporate governance. Some are focusing on compensation, some are focusing on stock options. We want to share with you the following table labeled "The Magna Carta of Shareholder Rights," which we published in 1988. In it, we indicated what we believe as ombudsman for our shareholders. We are not for management or against management, we are for shareholders. This is our long-standing tenet.

--------------------------------------------------------------------------------
655 Third Ave.                                           Gabelli & Company, Inc.
New York, N.Y. 10017                                                May 16, 1988

                                   MAGNA CARTA
                                       OF
                               SHAREHOLDER RIGHTS

There has been a great deal of dialogue among fund sponsors, especially among corporate sponsors, about the voting of proxies. The U.S. Department of Labor has focused on this as well. We thought it timely to share with you our thought process on the voting of proxies.

THE MAGNA CARTA (A) OF SHAREHOLDER RIGHTS
-----------------------------------------
As we have stated in the past, we are neither for nor against management. We are for shareholders.

As security analysts we are best informed (sic!) to make the decisions on matters that will affect the economic value of investments. We believe a Magna Carta of Shareholder Rights should exist. What do you as a professional in the investment business think?

We feel there are issues that affect corporate governance. The following list outlines our position on these issues:

          WE ARE IN FAVOR OF:                WE WILL VOTE AGAINST:
          --------------------------------------------------------
          o Cumulative Voting                o Greenmail
          o Golden Parachutes                o Poison Pills
          o One Share: One Vote              o Supermajority Voting
          o Cash Incentives                  o Blank Check Preferreds
          o Pre-emptive Rights               o Super-Dilutive Stock Options

This is our policy. We will make exceptions when we encounter management that demonstrates superior sensitivity to the needs of shareholders. What are you doing?

---------------
(a) The MAGNA CARTA (L.  great  charter) was signed in June 1215 at Runnymede on
the  Thames.   It  was  the  decisive  step  forward  in  the  establishment  of constitutional government in England.

Mario J. Gabelli, C.F.A.                                (C)GAMCO Investors, Inc.
--------------------------------------------------------------------------------

      Where art thou now, White Knight? Today our focus is to suggest that we need to eliminate the poison pill. Why? We believe in an old maxim, that "power corrupts and absolute power corrupts absolutely."

      The introduction of the poison pill weakened a discipline to management's errant activities -- a takeover by someone who could marshal and energize the assets better. The second part was that with all of us desiring to align management's interests with shareholders, we want to reframe that with this premise: Management's responsibility is to grow the intrinsic value of the enterprise as well as to make sure that the public price tracks that intrinsic value. Another basic premise of the free market system is that capital has to move to its highest returns. Lazy assets and lazy managements have to be energized. A takeover that attempts to narrow the spread acts as a powerful cleansing tool and a powerful catalyst to stimulate management.

      Poison pills are major deterrents that have to be eliminated. Our adviser and its affiliate, Gabelli Asset Management Company, are initiating actions to have companies remove their poison pills.

      We will again refocus our energies, as we have identified in our Magna Carta, on stock options. If companies want to issue them in lieu of cash, then account for them as an expense! We will also echo comments of other observers that the accounting for these options has to be reexamined, namely they should flow through the P&L (profit and loss statement) as opposed to just the balance sheet. Obviously, the issues with stock options will be resolved.

INVESTMENT SCORECARD

      This quarter, auto and auto parts companies including Tenneco Automotive and WHX Corp. were among our best performers. We also enjoyed good gains from defense companies Lockheed Martin and Northrop Grumman. Banking sector investments such as Deutsche Bank and Sterling Bancorp delivered solid returns.

      Telecommunications investments (both wired and wireless) continued to penalize returns with stocks such as AT&T, AT&T Wireless, Broadwing and France Telecom near the bottom of our performance list. Blue chips in a variety of industries including pharmaceuticals (Bristol Myers Squibb), financial services (Merrill Lynch), oil services (Schlumberger), and diversified industrials (General Electric) disappointed.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $36.32 - NYSE), one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel-Related Services business, which contributes 80% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and

-----------------------------------------
               Dividend History
-----------------------------------------

                        RATE    REINVESTMENT
   PAYMENT (EX) DATE  PER SHARE     PRICE
-----------------------------------------
   June 26, 2002        $0.06      $13.61
   March 26, 2002       $0.06      $14.78
-----------------------------------------
   December 20, 2001    $0.22      $14.17
   September 26, 2001   $0.06      $13.45
   June 27, 2001        $0.06      $15.07
   March 28, 2001       $0.06      $14.32
-----------------------------------------
   December 20, 2000    $2.26      $14.27
   September 28, 2000   $0.12      $16.38
   June 28, 2000        $0.12      $16.02
   March 29, 2000       $0.06      $15.75
-----------------------------------------
   December 20, 1999    $2.21      $15.30
   September 27, 1999   $0.06      $17.39
   June 28, 1999        $0.05      $17.98
   March 29, 1999       $0.06      $16.67
-----------------------------------------
   December 21, 1998    $1.27      $16.36
   September 28, 1998   $0.04      $16.20
   June 26, 1998        $0.06      $17.65
   March 27, 1998       $0.05      $17.70
-----------------------------------------
   December 29, 1997    $1.78      $15.94
   September 30, 1997   $0.05      $17.39
   June 30, 1997        $0.05      $16.03
   March 31, 1997       $0.06      $14.27
-----------------------------------------
   December 27, 1996    $0.76      $14.28
   September 30, 1996   $0.07      $13.81
   June 28, 1996        $0.06      $13.54
   March 31, 1996       $0.07      $13.47
-----------------------------------------
   December 29, 1995    $0.68      $12.84
   September 29,1995    $0.07      $12.65
   June 30, 1995        $0.07      $11.99
   March 31, 1995       $0.07      $11.56
-----------------------------------------
   December 30, 1994    $0.74      $10.72
   September 30, 1994   $0.08      $11.54
   June 30, 1994        $0.09      $11.08
   March 31, 1994       $0.06      $11.26
-----------------------------------------
   December 31, 1993    $0.76      $11.57
   September 30, 1993   $0.06      $12.15
   June 30, 1993        $0.06      $11.72
   March 31, 1993       $0.08      $11.35
-----------------------------------------
   December 31, 1992    $0.15      $10.64
   September 30, 1992   $0.07      $10.40
   June 30, 1992        $0.06      $10.36
   March 31, 1992       $0.05      $10.19
-----------------------------------------
consumers; American Express Financial Advisors, which contributes 17% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share ("EPS") growth between 12% and 15%.

CINERGY CORP. (CIN - $35.99 - NYSE) is a consolidation play. Cinergy has terrific physical assets (low-cost generating plants) in a strategic location. The company's Midwest location enables it to market its low-cost power in several different regions. Furthermore, many of the utilities around Cinergy have gotten much bigger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, its senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.ON (EON - $58.02 - NYSE) has just acquired the largest utility in Kentucky, the former LG&E. E.ON has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

DQE INC. (DQE - $14.00 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE is in the process of divesting its water utility business and plans to use the proceeds to pay down debt. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

GALLAHER GROUP PLC (GLH - $37.35 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (pound)5.46 billion in 2001, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson & Hedges and Silk Cut in the U.K., and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the American Depository Receipts ("ADRs"), each of which represents four ordinary shares, trade on the New York Stock Exchange.

HEINZ (H.J.) CO. (HNZ - $41.10 - NYSE) is a manufacturer and marketer of processed foods, including condiments and frozen meals. On June 13, the company announced an agreement to spin off certain businesses, including U.S. Starkist Tuna, North America pet products, U.S. infant feeding, College Inn broth and U.S. private label soup, to Del Monte Foods Company in a complex transaction structured in the form of a reverse Morris Trust for tax purposes. Each Heinz shareholder will receive approximately 0.45 shares of the new Del Monte shares; as a result, Heinz shareholders will own around 74.5% of the new Del Monte Foods Company. The transaction is expected to close at the end of this calendar year or early 2003, and is subject to regulatory approval and a private letter ruling from the IRS. Following this deal, the H.J. Heinz Company will consist of their North American ketchup, condiment, sauces and frozen meals businesses and their international food businesses.

KNIGHT-RIDDER INC. (KRI - $62.95 - NYSE), headquartered in San Jose, California, is the country's second largest newspaper publisher. The company publishes 32 daily newspapers in 28 markets throughout the United States with circulation of
3.9 million daily and 5.3 million on Sundays. Knight-Ridder is the only pure play newspaper company with such a high concentration of papers in major metropolitan markets including Philadelphia, San Jose, Fort Worth, Detroit, and Miami. Prominent publications include THE PHILADELPHIA INQUIRER, THE MIAMI HERALD, and THE MERCURY NEWS in San Jose.

PENNZOIL-QUAKER STATE CO. (PZL - $21.53 - NYSE) agreed to be bought by Royal Dutch/Shell Group in a deal that values PZL at $1.8 billion. PZL shareholders will receive $22.00 per share in cash. On May 20, the Federal Trade Commission ("FTC") issued a request for additional information. The request relates to potential antitrust concerns in the base oil and passenger car motor oil markets. We expect the transaction to close in the September-October timeframe.

PHILIP MORRIS COMPANIES INC. (MO - $43.68 - NYSE) is the world's largest consumer packaged goods manufacturer with leading positions in tobacco, food (Kraft Foods) and beer (Miller). On December 11, 2000, Philip Morris completed the acquisition of Nabisco Holdings Corporation for $19.2 billion including assumed debt. The combination of Kraft Foods and Nabisco creates the most profitable food company in North America and a global leader in cheese products, biscuits, coffee and confectionery. Kraft Foods 16.1% initial public offering was priced on June 12, 2001 at $31.00. The net proceeds were used to repay a portion of the long-term notes payable to Philip Morris. Philip Morris has recently announced that it will be selling off Miller Brewing to South African Breweries (SAB). MO will receive cash and stock equaling 36% of the new Miller/SAB, which will be the world's second largest brewer, upon closing.

VERIZON COMMUNICATIONS INC. (VZ - $40.15 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group (VOD - $13.65 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider, with about 64 million access lines, and is also the largest national wireless carrier servicing over 29 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

WESTAR ENERGY INC. (WR - $15.35 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past twelve months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $24.20 - NYSE), and also due to disappointing rate orders from regulators in Kansas. We think that Westar's newly announced plan to divest its 45% ownership stake in ONEOK is a smart move. We would expect Westar to use the profits from the ONEOK sale to pay off a large portion of the holding company's debt. We also think that Westar might divest its 85% ownership stake in Protection One (POI - $2.75 - NYSE), the nation's second largest monitored security company. The loss on the sale of the Protection One shares could be used to offset Westar's taxable gain on the sale of the ONEOK shares.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                          WHEN
                        ---                          ----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                        SEPTEMBER                       OCTOBER
                        ------                        ---------                       -------
      1st Wednesday     Susan Byrne                   Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday     Lynda Calkin                  Hart Woodson                    Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday     Barbara Marcin                Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                   Barbara Marcin


      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      As the old saying goes, "The darkest hour is just before dawn." We are not suggesting the stock market is about to take off in the coming quarters. However, the fundamental picture -- an expanding economy, low interest rates, rising earnings, and more reasonable equity valuations -- raises the floor under equities.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.


                                                    Sincerely,


                                                    \S\SIGNATURE OMITTED

                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

July 25, 2002

-------------------------------------------------------------------
                   SELECTED HOLDINGS
                     JUNE 30, 2002
                     -------------

American Express Co.        Knight-Ridder Inc.
Cinergy Corp.               Pennzoil-Quaker State Co.
DQE Inc.                    Philip Morris Companies Inc.
Gallaher Group plc          Verizon Communications Inc.
Heinz (H.J.) Co.            Westar Energy Inc.
-------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                               -------
           COMMON STOCKS -- 77.1%
           AEROSPACE -- 1.5%
   20,000  Boeing Co. .........................................    $    900,000
    5,000  Lockheed Martin Corp. ..............................         347,500
    8,000  Northrop Grumman Corp. .............................       1,000,000
   10,000  Raytheon Co. .......................................         407,500
    2,000  Rockwell Automation Inc. ...........................          39,960
    2,000  Rockwell Collins Inc. ..............................          54,840
                                                                   ------------
                                                                      2,749,800
                                                                   ------------
           AUTOMOTIVE -- 0.5%
    4,500  Ford Motor Co. .....................................          72,000
   15,000  General Motors Corp. ...............................         801,750
                                                                   ------------
                                                                        873,750
                                                                   ------------
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.1%
    4,000  ArvinMeritor Inc. ..................................          96,000
   55,000  Dana Corp. .........................................       1,019,150
   18,000  Ethyl Corp.+ .......................................          13,500
   25,000  GenCorp Inc. .......................................         357,500
   37,000  Genuine Parts Co. ..................................       1,290,190
    2,500  Johnson Controls Inc. ..............................         204,025
   18,000  Modine Manufacturing Co. ...........................         442,440
  101,000  Pennzoil-Quaker State Co. ..........................       2,174,530
    4,000  Tenneco Automotive Inc.+ ...........................          26,400
                                                                   ------------
                                                                      5,623,735
                                                                   ------------
           AVIATION: PARTS AND SERVICES -- 1.5%
   25,000  Barnes Group Inc. ..................................         572,500
   15,000  Curtiss-Wright Corp. ...............................       1,200,000
    5,048  Curtiss-Wright Corp., Cl. B ........................         381,629
    8,000  United Technologies Corp. ..........................         543,200
                                                                   ------------
                                                                      2,697,329
                                                                   ------------
           BROADCASTING -- 0.0%
   20,000  Granite Broadcasting Corp.+ ........................          48,600
                                                                   ------------
           BUSINESS SERVICES -- 0.4%
    6,000  Donnelley (R.H.) Corp.+ ............................         167,820
      500  Imation Corp.+ .....................................          14,880
    1,500  Landauer Inc. ......................................          58,245
   23,000  New England Business Service Inc. ..................         578,220
      100  SYNAVANT Inc.+ .....................................             141
                                                                   ------------
                                                                        819,306
                                                                   ------------
           COMMUNICATIONS EQUIPMENT -- 0.3%
   38,000  Corning Inc.+ ......................................         134,900
   30,000  Motorola Inc. ......................................         432,600
                                                                   ------------
                                                                        567,500
                                                                   ------------
           COMPUTER HARDWARE -- 0.1%
      300  IBM Corp. ..........................................          21,600
   13,000  Xerox Corp.+ .......................................          90,610
                                                                   ------------
                                                                        112,210
                                                                   ------------
           COMPUTER SOFTWARE AND SERVICES -- 0.1%
   20,000  EMC Corp.+ .........................................         151,000
                                                                   ------------
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                               -------
           CONSUMER PRODUCTS -- 6.9%
    1,000  Clorox Co. .........................................    $     41,350
   55,000  Eastman Kodak Co. ..................................       1,604,350
   18,000  Energizer Holdings Inc.+ ...........................         493,560
   75,000  Gallaher Group plc, ADR ............................       2,801,250
   30,000  Gillette Co. .......................................       1,016,100
   20,000  Maytag Corp. .......................................         853,000
   32,000  National Presto Industries Inc. ....................       1,024,000
   77,000  Philip Morris Companies Inc. .......................       3,363,360
   13,000  Procter & Gamble Co. ...............................       1,160,900
    5,000  Rothmans Inc. ......................................          98,462
                                                                   ------------
                                                                     12,456,332
                                                                   ------------
           CONSUMER SERVICES -- 0.2%
   22,000  Rollins Inc. .......................................         447,480
                                                                   ------------
           DIVERSIFIED INDUSTRIAL -- 2.7%
    2,500  3M Company .........................................         307,500
   22,000  Acuity Brands Inc. .................................         400,400
   30,000  Cooper Industries Ltd., Cl. A ......................       1,179,000
   40,000  GATX Corp. .........................................       1,204,000
    1,000  General Electric Co. ...............................          29,050
      600  Harbor Global Co. Ltd. .............................           4,425
   12,000  Honeywell International Inc. .......................         422,760
   20,000  Sensient Technologies Corp. ........................         455,200
   18,000  Thomas Industries Inc. .............................         518,400
    3,000  Trinity Industries Inc. ............................          62,160
   20,000  Tyco International Ltd. ............................         270,200
                                                                   ------------
                                                                      4,853,095
                                                                   ------------
           ELECTRONICS -- 0.7%
   22,000  Texas Instruments Inc. .............................         521,400
   40,000  Thomas & Betts Corp.+ ..............................         744,000
                                                                   ------------
                                                                      1,265,400
                                                                   ------------
           ENERGY AND UTILITIES: ELECTRIC -- 5.1%
    5,500  American Electric Power Company Inc. ...............         220,110
   80,000  Cinergy Corp. ......................................       2,879,200
   70,000  Conectiv ...........................................       1,806,700
   13,000  DTE Energy Co. .....................................         580,320
  100,000  El Paso Electric Co.+ ..............................       1,385,000
   10,000  FPL Group Inc. .....................................         599,900
   80,000  Northeast Utilities ................................       1,504,800
    4,000  UIL Holdings Corp. .................................         217,840
                                                                   ------------
                                                                      9,193,870
                                                                   ------------
           ENERGY AND UTILITIES: INTEGRATED -- 8.4%
   10,000  Aquila Inc. ........................................          80,000
   44,000  BP plc, ADR ........................................       2,221,560
   35,000  Burlington Resources Inc. ..........................       1,330,000
   40,000  CH Energy Group Inc. ...............................       1,970,000
   72,000  Constellation Energy Group Inc. ....................       2,112,480
    5,000  Dominion Resources Inc. ............................         331,000
  100,000  DQE Inc. ...........................................       1,400,000
    5,000  El Paso Corp. ......................................         103,050
   30,000  Energy East Corp. ..................................         678,000

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                               -------
           COMMON STOCKS (CONTINUED)
           ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
   29,000  Eni SpA ............................................    $    461,122
   30,000  NSTAR ..............................................       1,343,400
   15,000  Progress Energy Inc.+ ..............................           4,500
    4,000  Public Service Enterprise Group Inc. ...............         173,200
   35,000  RGS Energy Group Inc. ..............................       1,372,000
   10,000  ScottishPower plc, ADR .............................         214,000
   24,000  TECO Energy Inc. ...................................         594,000
   55,000  Westar Energy Inc. .................................         844,250
                                                                   ------------
                                                                     15,232,562
                                                                   ------------
           ENERGY AND UTILITIES: NATURAL GAS -- 2.5%
   50,000  AGL Resources Inc. .................................       1,160,000
   32,500  ONEOK Inc. .........................................         713,375
    3,000  Peoples Energy Corp. ...............................         109,380
   12,000  Piedmont Natural Gas Co. Inc. ......................         443,760
   28,000  SEMCO Energy Inc. ..................................         253,400
    5,270  Southern Union Co. .................................          89,589
   75,000  Southwest Gas Corp. ................................       1,856,250
                                                                   ------------
                                                                      4,625,754
                                                                   ------------
           ENERGY AND UTILITIES: OIL -- 5.0%
   39,260  ChevronTexaco Corp. ................................       3,474,510
   85,000  Conoco Inc. ........................................       2,363,000
    6,000  Devon Energy Corp. .................................         295,680
   50,000  Exxon Mobil Corp. ..................................       2,046,000
    5,000  Kerr-McGee Corp. ...................................         267,750
    8,759  Total Petroleum of North America Ltd., ADR .........         708,603
                                                                   ------------
                                                                      9,155,543
                                                                   ------------
           ENERGY AND UTILITIES: SERVICES -- 0.8%
   60,000  Halliburton Co. ....................................         956,400
   12,000  Schlumberger Ltd. ..................................         558,000
                                                                   ------------
                                                                      1,514,400
                                                                   ------------
           ENERGY AND UTILITIES: WATER -- 0.2%
   17,000  Philadelphia Suburban Corp. ........................         343,400
                                                                   ------------
           ENTERTAINMENT -- 0.6%
   40,000  Disney (Walt) Co. ..................................         756,000
   10,000  Fox Entertainment Group Inc., Cl. A+ ...............         217,500
    2,000  Viacom Inc., Cl. A+ ................................          88,920
                                                                   ------------
                                                                      1,062,420
                                                                   ------------
           ENVIRONMENTAL SERVICES -- 0.3%
   20,000  Waste Management Inc. ..............................         521,000
                                                                   ------------
           EQUIPMENT AND SUPPLIES -- 1.2%
    3,000  Caterpillar Inc. ...................................         146,850
   24,000  Deere & Co. ........................................       1,149,600
    1,500  Ingersoll-Rand Co., Cl. A ..........................          68,490
    1,500  Minerals Technologies Inc. .........................          73,980
    2,000  Parker-Hannifin Corp. ..............................          95,580
   18,000  Smith (A.O.) Corp. .................................         561,780
                                                                   ------------
                                                                      2,096,280
                                                                   ------------
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                               -------
           FINANCIAL SERVICES -- 13.5%
    5,000  Aegon NV, ADR ......................................    $    101,750
    3,500  Alleghany Corp.+ ...................................         668,500
    5,000  Allstate Corp. .....................................         184,900
   63,000  American Express Co. ...............................       2,288,160
   44,000  Argonaut Group Inc. ................................         942,480
    5,000  Banco Popular Espanol SA ...........................         221,080
   18,000  Banco Santander Central Hispano SA, ADR ............         140,220
    2,000  Banco Santiago .....................................          34,700
    9,052  Bank of America Corp. ..............................         636,899
   27,000  Bank of New York Co. Inc. ..........................         911,250
   20,000  Bank One Corp. .....................................         769,600
   36,000  Bankgesellschaft Berlin AG+ ........................          66,842
    6,000  Banque Nationale de Paris ..........................         331,842
    4,000  Bear Stearns Companies Inc. ........................         244,800
    1,000  Block (H&R) Inc. ...................................          46,150
   50,000  Commerzbank AG, ADR ................................         758,000
   30,000  Deutsche Bank AG, ADR ..............................       2,085,300
    2,000  Dun and Bradstreet Corp.+ ..........................          66,100
    3,500  Fannie Mae .........................................         258,125
   10,000  Fidelity National Corp. ............................         100,000
   20,000  FleetBoston Financial Corp. ........................         647,000
   25,000  Huntington Bancshares ..............................         485,500
    5,000  John Hancock Financial Services Inc. ...............         176,000
   50,000  JP Morgan Chase & Co. ..............................       1,696,000
    6,000  Leucadia National Corp. ............................         189,960
   20,000  Mellon Financial Corp. .............................         628,600
   12,000  Merrill Lynch & Co. Inc. ...........................         486,000
    2,000  MONY Group Inc. ....................................          68,020
    4,000  Moody's Corp. ......................................         199,000
    3,000  Municipal Mortgage & Equity LLC ....................          78,480
    6,000  Northern Trust Corp. ...............................         264,360
   50,000  Phoenix Companies Inc. .............................         917,500
   20,000  Schwab (Charles) Corp. .............................         224,000
   20,000  St. Paul Companies Inc. ............................         778,400
   33,000  Sterling Bancorp ...................................       1,178,100
   12,000  SunTrust Banks Inc. ................................         812,640
   14,000  T. Rowe Price Group Inc. ...........................         460,320
    1,000  Travelers Property Casualty Corp., Cl. A+ ..........          17,700
   31,500  Unitrin Inc. .......................................       1,126,755
   50,000  Wachovia Corp. .....................................       1,909,000
    3,000  Waddell & Reed Financial Inc., Cl. A ...............          68,760
   40,000  Wilmington Trust Corp. .............................       1,220,000
                                                                   ------------
                                                                     24,488,793
                                                                   ------------
           FOOD AND BEVERAGE -- 3.3%
   22,000  Coca-Cola Amatil Ltd., ADR .........................         157,588
   15,000  Coca-Cola Co. ......................................         840,000
   10,000  Corn Products International Inc. ...................         311,200
   40,000  Diageo plc, ADR ....................................       2,066,000
   41,000  Heinz (H.J.) Co. ...................................       1,685,100
    1,500  Hershey Foods Corp. ................................          93,750
   25,000  Kellogg Co. ........................................         896,500
      260  Smucker (J.M.) Co. .................................           8,874
                                                                   ------------
                                                                      6,059,012
                                                                   ------------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                               -------
           COMMON STOCKS (CONTINUED)
           HEALTH CARE -- 2.7%
    5,000  Abbott Laboratories ................................    $    188,250
    4,000  Aventis SA, ADR ....................................         281,720
   70,000  Bristol-Myers Squibb Co. ...........................       1,799,000
    5,276  GlaxoSmithKline plc, ADR ...........................         227,607
    4,000  Johnson & Johnson ..................................         209,040
   20,000  Merck & Co. Inc. ...................................       1,012,800
    8,000  Pfizer Inc. ........................................         280,000
   22,000  Pharmacia Corp. ....................................         823,900
      200  Zimmer Holdings Inc.+ ..............................           7,132
                                                                   ------------
                                                                      4,829,449
                                                                   ------------
           HOTELS AND GAMING -- 0.4%
   20,000  Starwood Hotels & Resorts Worldwide Inc. ...........         657,800
                                                                   ------------
           METALS AND MINING -- 0.3%
   30,000  Freeport-McMoRan Copper & Gold Inc., Cl. B+ ........         535,500
                                                                   ------------
           PAPER AND FOREST PRODUCTS -- 0.1%
    4,000  MeadWestvaco Corp. .................................         134,240
    6,000  Pactiv Corp.+ ......................................         142,800
                                                                   ------------
                                                                        277,040
                                                                   ------------
           PUBLISHING -- 1.7%
    8,000  Dow Jones & Co. Inc. ...............................         387,600
    6,000  Knight-Ridder Inc. .................................         377,700
   10,000  McGraw-Hill Companies Inc. .........................         597,000
   30,000  Reader's Digest Association Inc., Cl. B ............         690,000
      560  Seat-Pagine Gialle SpA+ ............................             411
   10,000  Tribune Co. ........................................         435,000
    1,200  Washington Post Co., Cl. B .........................         654,000
                                                                   ------------
                                                                      3,141,711
                                                                   ------------
           RETAIL -- 2.0%
   18,000  Albertson's Inc. ...................................         548,280
    2,500  Griffin Land & Nurseries Inc.+ .....................          34,563
   27,000  Gucci Group NV, ADR ................................       2,554,470
    2,000  Sears, Roebuck & Co. ...............................         108,600
   10,000  Weis Markets Inc. ..................................         367,500
                                                                   ------------
                                                                      3,613,413
                                                                   ------------
           SATELLITE -- 0.1%
   20,000  General Motors Corp., Cl. H+ .......................         208,000
                                                                   ------------
           SPECIALTY CHEMICALS -- 1.5%
   27,000  Albemarle Corp. ....................................         830,250
    1,200  Celenese AG ........................................          28,020
    1,611  Dow Chemical Co. ...................................          55,386
    8,000  du Pont de Nemours (E.I.) and Co. ..................         355,200
   12,000  Ferro Corp. ........................................         361,800
   35,000  Great Lakes Chemical Corp. .........................         927,150
    1,500  IMC Global Inc. ....................................          18,750
   20,000  Omnova Solutions Inc.+ .............................         168,000
    2,000  Quaker Chemical Corp. ..............................          49,000
                                                                   ------------
                                                                      2,793,556
                                                                   ------------
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                               -------
           TELECOMMUNICATIONS -- 8.8%
    8,000  ALLTEL Corp. .......................................    $    376,000
    5,000  AT&T Canada Inc., Cl. B+ ...........................         158,950
  110,000  AT&T Corp. .........................................       1,177,000
   60,000  BCE Inc. ...........................................       1,045,200
   52,000  BellSouth Corp. ....................................       1,638,000
  200,000  Broadwing Inc.+ ....................................         520,000
  300,000  BT Group plc+ ......................................       1,152,386
   20,000  BT Group plc, ADR+ .................................         762,400
   30,000  Cable & Wireless plc, ADR ..........................         233,100
   20,000  Citizens Communications Co.+ .......................         167,200
   42,000  Deutsche Telekom AG, ADR ...........................         391,020
   22,000  France Telecom SA, ADR .............................         206,360
  120,000  Qwest Communications International Inc.+ ...........         336,000
   65,000  SBC Communications Inc. ............................       1,982,500
   20,000  Sprint Corp. - FON Group ...........................         212,200
    1,000  Telecom Italia SpA, ADR ............................          78,100
    7,575  Telefonica SA, ADR+ ................................         188,239
   13,500  TELUS Corp. ........................................          95,953
    4,500  TELUS Corp., Non-Voting ............................          29,943
  125,000  Verizon Communications Inc. ........................       5,018,750
  185,000  WorldCom Inc. - MCI Group ..........................         166,500
                                                                   ------------
                                                                     15,935,801
                                                                   ------------
           WIRELESS COMMUNICATIONS -- 0.6%
  100,180  AT&T Wireless Services Inc.+ .......................         586,053
  295,000  mm02 plc+ ..........................................         188,863
   20,000  mm02 plc, ADR+ .....................................         126,000
   35,000  Sprint Corp. - PCS Group+ ..........................         156,450
                                                                   ------------
                                                                      1,057,366
                                                                   ------------
           TOTAL COMMON STOCKS ................................     140,008,207
                                                                   ------------
           PREFERRED STOCKS -- 5.9%
           AUTOMOTIVE -- 0.3%
    1,500  Ford Motor Co. Capital Trust II,
             6.500% Cv. Pfd. ..................................          84,375
           General Motors Corp.,
   11,000    5.250% Cv. Pfd., Ser. B ..........................         288,970
    4,000    4.500% Cv. Pfd., Ser. A ..........................         103,360
                                                                   ------------
                                                                        476,705
                                                                   ------------
           AVIATION: PARTS AND SERVICES -- 0.1%
           Coltec Capital Trust,
    3,000    5.250% Cv. Pfd. (b) ..............................         109,354
    2,000    5.250% Cv. Pfd. ..................................          72,903
                                                                   ------------
                                                                        182,257
                                                                   ------------
           BROADCASTING -- 2.0%
   55,000  CVC Equity Securities Trust I,
             6.500% Cv. Pfd. ..................................         808,500
    2,119  Granite Broadcasting Corp.,
             12.750% Pfd. .....................................       1,356,163
      100  Gray Communications Systems Inc.,
             8.000% Cv. Pfd., Ser. C (b) ......................       1,000,000
   45,000  Rainbow Equity Securities Trust II,
             6.250% Cv. Pfd. ..................................         516,150
                                                                   ------------
                                                                      3,680,813
                                                                   ------------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                               -------
           PREFERRED STOCKS (CONTINUED)
           COMMUNICATIONS EQUIPMENT -- 0.2%
      700  Lucent Technologies Capital Trust I,
             7.750% Cv. Pfd. (b) ..............................    $    336,159
                                                                   ------------
           DIVERSIFIED INDUSTRIAL -- 0.0%
   20,000  WHX Corp.,
             $3.75 Cv. Pfd., Ser. B+ ..........................          80,200
                                                                   ------------
           ENTERTAINMENT -- 0.0%
    3,000  Metromedia International Group Inc.,
             7.250% Cv. Pfd.+ .................................           6,000
                                                                   ------------
           EQUIPMENT AND SUPPLIES -- 0.5%
    9,500  Sequa Corp.,
             $5.00 Cv. Pfd. ...................................         893,000
                                                                   ------------
           METALS AND MINING -- 0.1%
    6,000  Freeport-McMoRan Copper & Gold Inc.,
             7.000% Cv. Pfd. ..................................         117,600
                                                                   ------------
           PAPER AND FOREST PRODUCTS -- 0.6%
   28,000  Sealed Air Corp.,
             $2.00 Cv. Pfd., Ser. A ...........................       1,143,800
                                                                   ------------
           PUBLISHING -- 0.0%
    3,008  News Corp. Ltd., ADR ...............................          68,973
    1,504  News Corp. Ltd., Pfd., ADR .........................          29,704
                                                                   ------------
                                                                         98,677
                                                                   ------------
           SPECIALTY CHEMICALS -- 1.0%
   76,000  Hercules Trust I,
             9.4200% Pfd. .....................................       1,778,400
                                                                   ------------
           TELECOMMUNICATIONS -- 1.1%
      100  Broadwing Communications,
             12.500% Pfd., Ser. B .............................          12,000
   37,800  Broadwing Inc.,
             6.750% Cv. Pfd., Ser. B ..........................         638,820
   33,000  Citizens Communications Co.,
             5.000% Cv. Pfd. ..................................       1,333,200
                                                                   ------------
                                                                      1,984,020
                                                                   ------------
           TOTAL PREFERRED STOCKS .............................      10,777,631
                                                                   ------------
  PRINCIPAL
   AMOUNT
  --------
           CORPORATE BONDS -- 5.3%
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
$1,000,000 GenCorp Inc., Sub. Deb. Cv.,
             5.750%, 04/15/07(b) ..............................       1,078,750
1,000,000  Standard Motor Products Inc., Sub. Deb. Cv.,
             6.750%, 07/15/09 .................................         812,500
  100,000  Tenneco Automotive Inc.,
             11.625%, 10/15/09 ................................          84,000
                                                                   ------------
                                                                      1,975,250
                                                                   ------------
           BUSINESS SERVICES -- 0.0%
  100,000  BBN Corp., Sub. Deb. Cv.,
             6.000%, 04/01/12(a) ..............................          94,500
                                                                   ------------
  PRINCIPAL                                                              MARKET
   AMOUNT                                                                VALUE
   ------                                                               -------
           CABLE -- 0.4%
$1,500,000 Charter Communications Inc., Cv.,
             4.750%, 06/01/06 .................................    $    684,375
                                                                   ------------
           DIVERSIFIED INDUSTRIAL -- 0.1%
  175,000  WHX Corp.,
             10.500%, 04/15/05 ................................         144,375
                                                                   ------------
           ELECTRONICS -- 1.3%
2,500,000  Agere Sysyems Inc., Sub. Deb. Cv.,
             6.500%, 12/15/09 .................................       1,915,625
  600,000  Oak Industries Inc., Sub. Deb. Cv.,
             4.875%, 03/01/08 .................................         385,500
                                                                   ------------
                                                                      2,301,125
                                                                   ------------
           ENERGY AND UTILITIES -- 0.8%
2,000,000  Mirant Corp., Sub. Deb. Cv.,
             2.500%, 06/15/21 .................................       1,462,500
                                                                   ------------
           FOOD AND BEVERAGE -- 0.1%
  200,000  Packaged Ice Inc.,
             9.750%, 02/01/05 .................................         168,000
                                                                   ------------
           HEALTH CARE -- 1.0%
2,000,000  IVAX Corp., Sub. Deb. Cv.,
             5.500%, 05/15/07 .................................       1,637,500
  200,000  Twin Laboratories Inc., Sub. Deb.,
             10.250%, 05/15/06 ................................          95,000
                                                                   ------------
                                                                      1,732,500
                                                                   ------------
           HOTELS AND GAMING -- 0.5%
1,000,000  Hilton Hotels Corp., Sub. Deb. Cv.,
             5.000%, 05/15/06 .................................         943,750
                                                                   ------------
           TELECOMMUNICATIONS -- 0.0%
  200,000  Williams Communications Group Inc.,
             10.875%, 10/01/09 ................................          17,500
                                                                   ------------
           TOTAL CORPORATE BONDS ..............................       9,523,875
                                                                   ------------
           U.S. GOVERNMENT OBLIGATIONS -- 13.7%
24,877,000 U.S. Treasury Bills,
             1.660% to 1.760%++,
             07/05/02 to 09/19/02 .............................      24,856,747
                                                                   ------------
           TOTAL INVESTMENTS -- 102.0%
             (Cost $177,731,976) ..............................     185,166,460
           OTHER ASSETS AND LIABILITIES (NET) -- (2.0)% .......      (3,577,605)
                                                                   ------------
           NET ASSETS -- 100.0% ...............................    $181,588,855
                                                                   ============
----------------
(a)  Securities  fair  valued  under  procedures  established  by  the  Board of
     Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of Rule 144A securities amounted to $2,524,263 or 1.39% of total net assets.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR -American Depository Receipt.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

          Gabelli Equity Series Funds, Inc.
           THE GABELLI EQUITY INCOME FUND
                One Corporate Center
              Rye, New York 10580-1422
                    1-800-GABELLI
                   1-800-422-3554]
                FAX: 1-914-921-5118
               HTTP://WWW.GABELLI.COM
             E-MAIL: INFO@GABELLI.COM
  (Net Asset Value may be obtained daily by calling
           1-800-GABELLI after 6:00 P.M.)


                BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL
                                SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                      OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB444Q202SR


[GRAPHIC OMITTED]
MARIO GABELLI PHOTO

THE
GABELLI
EQUITY
INCOME
FUND

                                                            THIRD QUARTER REPORT
                                                                   JUNE 30, 2002